UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2023
NORDSON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	000-07977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145 (Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 440-892-1580
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On April 17, 2023, Nordson Corporation (the “Company”) entered into a First Amendment (the “First Amendment”) to the Third Amended and Restated Credit Agreement, dated April 30, 2019, among Nordson Corporation and KeyBank National Association, as administrative agent (the “Credit Agreement”).

The First Amendment replaces LIBOR as the interest rate benchmark applicable to revolving loans. Pursuant to the First Amendment, (i) the benchmark rate for revolving loans denominated in U.S. Dollars shall be Term SOFR plus an adjustment of 0.10%, (ii) the benchmark rate for revolving loans denominated in Euro shall be EURIBOR, (iii) the benchmark rate for revolving loans denominated in Pounds Sterling shall be SONIA plus an adjustment of 0.0326%, and (iv) the benchmark rate for revolving loans denominated in Yen shall be TIBOR, in each case, for the tenors (and subject to certain other terms) set forth in the First Amendment. The First Amendment also includes certain benchmark replacement provisions.

Other than the changes described above, all other material provisions of the Credit Agreement, as in effect immediately prior to the First Amendment, remain unchanged and as previously disclosed.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.

4.1
First Amendment, dated April 17, 2023, to the Third Amended and Restated Credit Agreement, dated April 30, 2019, among Nordson Corporation, various financial institutions named therein, and KeyBank National Association, as administrative agent.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSON CORPORATION

Date:	April 21, 2023	By:	/s/ Joseph P. Kelley
Joseph P. Kelley
Executive Vice President Chief Financial Officer